FIRST AMENDMENT TO LOAN AGREEMENT


     This First Amendment To Loan Agreement ("Amendment") is made and entered into at Maricopa County, Arizona, this 31, day of March 2000, by and between YP.Net, Inc., a Nevada corporation, formerly RIGL Corporation ("YP.NET") and Joseph and Helen Van Sickle (collectively "Lender').

                                    RECITALS

     A. On or about May 26, 1999, a certain Loan Agreement was executed by the parties above named in connection with a loan of $2,000,000 made by Lender to YP.NET (then known as RIGL Corporation and whose name was changed to YP.Net, Inc. on or about October 1, 1999) which loan is evidenced by a certain Promissory Note and Stock Pledge Agreement executed concurrently with the Loan Agreement (collectively "Package").

     B. The Package is still in full force and effect according to the respective terms and conditions therein contained in each of said documents making up the Package.

     C. The Promissory Note is now past due, no default has been declared by Lender, and to prevent the declaration of default the parties desire to extend the time of payment provided for in said Promissory Note.

     D. The Security Agreement executed concurrently with execution of documents comprising the Package is also deemed to be in full force and effect according to its terms, and specifically provides for "all extensions" to be regarded as part of the original Promissory Note.

     E. The Form U CC-I filed and recorded as required by law in the State of Arizona remains in full force and effect and is deemed by the parties hereto to be and remain a first priority lien against all of the assets of YP.NET included within the scope of Form UCC-I filed of record. To insure that priority, revised UCC Form 1 and 2 in the form attached will be filed of record.

     F. By this Amendment, it is the intention of the parties to permit the balance of $1,400,000 yet remaining unpaid on the Promissory Note to be paid in accordance with this Amendment by extended installment payments, and the annual interest rate to be raised from 8% as stated in the Promissory Note to 10% on the remaining unpaid balance.

     G. Other than for the provisions for extended payments and an increased rate of annual interest provided for in this Amendment, each and all of the terms, conditions and provisions of all documents making up the Package, as well as the Security Agreement and Form UCC-1 shall be and remain in full force and effect, without amendment thereto.


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
     In consideration of the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, it is agreed as follows:

            1. Recitals. Each and all of the Recitals above shall be deemed to be true and correct and are hereby incorporated as a part of this Agreement as though set forth fully herein.

            2. Payment  Schedule.

     a) The principal balance of the Promissory Note is $1,400,000 as of the date hereof, and all interest accrued through January 24, 2000 has been paid in full.

     b) The principal unpaid balance shall bear interest at the rate of ten percent (10%) per annum, default interest shall remain 20% per annum.

     c) Concurrently with the execution of this Amendment YP.Net.lnc. will pay Lender the sum of $100,000 as for the February 2000 principal payment, plus the sum of $13,611.12 as and for accrued interest through February 24, 2000.

      d) YP.NET shall make payments to Lender of not less than one hundred thousand dollars ($100,000) plus all unpaid accrued interest per month commencing March 24, 2000, and on the 24th day of each succeeding month, all principal and accrued interest to be paid in full on or before March 24, 2001.

       e) YP.NET agrees to execute from time such other agreements or documents as shall reasonably be requested by Lender to give effect to this Amendment.

     3. Issuance of Certificates. YP.NET shall cause all of the RIGL Corporation Common Stock share Certificates previously issued with the Stock Pledge Agreement to be reissued indicating YP.Net, Inc. as the issuing corporation, and the certificate for 1,000,000 Shares previously issued by RIGL to Van Sickle shall also be replaced by a YP.Net.lnc. certificate.

     4. No Compromise of Position. Nothing herein contained shall be deemed by the parties hereto to compromise or adversely affect the Lender's rights to enforce any of the documents making up the Package or the Security Agreement or Financing Statement hereto executed by YP.NET, except as specifically provided for in this Amendment relating to the Promissory Note maturity date and rate of interest.

     5. Signatures. Angelo Tullo, the Chairman of the Board of YP.NET and DeVal Johnson, corporate Secretary of YP.NET, have been authorized to execute this Amendment on behalf of YP.NET.

     The parties hereto have executed this Agreement as of the date first above written.

                                           YP.NET,  INC.

                                         By:  /s/  Angelo Tullo Chairman
                                            ---------------------------------
                                              Angelo Tullo
                                              Chairman of the Board of Directors


                                         By:  /s/  DeVal Johnson Secretary
                                            ---------------------------------
                                                DeVal Johnson Secretary


                                                 Lender

                                                /s/ Joseph  Van  Sickle
                                                 ----------------------------
                                                 Joseph  Van  Sickle

                                                /s/ Helen  Van  Sickle
                                                 ----------------------------
                                                 Helen  Van  Sickle

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT ("Agreement") is entered into as of the 25th day of May, 1999 by and between RIGL CORPORATION, a Nevada corporation ("Borrower"), and JOSEPH and HELEN VAN SICKLE ("Lender"), with reference to the following facts:

                                   WITNESSETH:

     WHEREAS, Borrower desires to borrow $2,000,000 from Lender for purposes of Financing the acquisition of Telco Billing, Inc., a Nevada corporation ("TBI").

     WHEREAS, Lender desires to make such loan to Borrower under the terms and conditions specified in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, Borrower and Lender hereby agree as follows:

                              ARTICLE I - THE LOAN

1.1  The Loan. Lender hereby agrees to make, and Borrower hereby agrees to
     ---------
     accept, a loan of $2,000,000 (the "Loan") under the terms and conditions set forth in this Agreement and in certain documents to be executed and delivered by Borrower hereunder. The proceeds of the Loan are to be used by Borrower to finance the acquisition of TBI which is scheduled for closing on June 1, 1999.

1.2  Note.  The  Loan  shall  be  evidenced  by  a  Promissory Note of even date
     ----
     herewith in the amount of the Loan (the "Note"). Payment of the Loan will be secured by a Stock Pledge Agreement (the "Stock Pledge") from Borrower, as Pledgor, and Lender, as Pledgee, which will constitute a priority lien on the Pledged Collateral, as defined in the Stock Pledge.

1.3  Maturity.  The  outstanding  balance  of  the Loan, plus accrued and unpaid
     --------
     interest thereon, shall be due and payable on the date which is six (6) months after the date of this Agreement (the "Maturity Date").

1.4  Place of Payments.  All  payments,  whether of principal, interest or other
     -----------------
     amounts, to be made by Borrower to Lender hereunder shall be paid prior to 11:00 a.m. (Eastern Standard Time) on the date upon which payment it to be made, in lawful money of the United States of America, to Lender at 664 Ocean Road, Vero Beach, Florida 32963, or at such other place as from time to time may be designated by Lender. If the day upon which any payment is to be made is not a business day in the City of Vero Beach, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing any interest with respect to such payment.


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
1.5  Prepayment.  Borrower  may  make prepayments of principal under the Note at
     ----------
     any time, or from time to time, in whole or in part, without penalty provided that all previously matured interest and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayments of principal under the Note, there will be no extension in the Maturity Date or decrease in the amount of the scheduled payments due under the Note, unless Lender, in its sole and absolute discretion, agrees in writing to such change.

1.6  Loan  Fee.  Borrower  agrees  to  pay  Lender  a  loan  fee  of  1,000,000
     ---------
     restricted shares of RIGL Corporation Common Stock upon the receipt of funds by Borrower (the "Loan Fee"). Such shares shall be free of any lien or encumbrances, fully paid and non-accessible.

1.7  Past  Due Principal and Interest.  Any  amount  of principal or interest on
     --------------------------------
     the Loan or any fee or expense or other amount payable hereunder or under the Note, the Stock Pledge or any other Loan Documents which is not paid when due shall, to the extent permitted by law, bear interest from such due date until paid at the rate of Twenty Percent (20%) per annum (the "Default Rate"), which interest shall be immediately due and payable. In addition, the Loan shall bear interest at the Default Rate at any time upon and during the continuance of any Event of Default.

1.8  Acceleration  Upon  Default.  Upon  the  occurrence  of an Event of Default
     ---------------------------
     hereunder, under the Note, the Stock Pledge or any of the other Loan Documents, the holder of the Note or any part thereof shall have the option, without demand or notice, of declaring the principal balance thereof and the interest accrued thereon to be immediately due and payable.

1.9  Late  Payment  Charge.  Borrower  agrees  that  it  would  be  extremely
     ---------------------
     difficult and impractical to ascertain Lender's actual damages if any installment of principal or interest is not paid when due. Therefore, Borrower agrees to pay immediately to Lender in each such event an amount equal to five percent (5%) of such late installment. Borrower agrees that under the circumstances existing as of the date this Agreement is executed, such late charge represents a reasonable estimate of the administrative costs and expenses which Lender will incur as a result of such late payment. The provisions of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of the obligation of Borrower to make timely payments hereunder. Nothing herein shall be construed as an express or implied agreement by Lender to forbear in the collection of any delinquent payment, or be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof are without prejudice to the right of Lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under any security for the Note, shall not constitute a waiver of any default by Borrower, and shall not in any way prejudice or prevent Lender from enforcing or exercising any or all of its rights and remedies against Borrower or any other party.


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
1.10 No Deductions.  All  payments  of  principal and interest on the Loan shall
     -------------
     be made without the right of set-off and without deduction of any present and future taxes, levies, duties, imposts, deductions, charges or withholdings imposed by any existing or future law, rule, regulation, treaty, directive or requirement whether or not having the force of law, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Agreement. All stamp and documentary taxes shall be paid by Borrower. If, notwithstanding the foregoing, Lender pays such taxes, Borrower will reimburse Lender for the amount paid, as additional interest, within five (5) days of Lender's demand for payment. Borrower will furnish Lender official tax receipts or other evidence of payment of all such amounts.

                       ARTICLE 2- INTEREST RATE PROVISIONS

2.1  Interest  Rate.  Borrower  shall  pay  interest  on  the Loan at a rate per
     --------------
     annum equal to Eight Percent (8%). Interest shall accrue daily, shall be calculated based upon a 360 day year (which will result in more interest accruing than if interest accrued on the basis of a 365 day year) and shall be payable monthly, in arrears together with payments of principal, subject to and in accordance with the terms, covenants and provisions of the Note.

2.2  Savings  Clause.  If  for  any circumstances whatsoever, interest hereunder
     ---------------
     would otherwise be payable to Lender at a rate in excess of that permitted under applicable law, then, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law, and if for any circumstance Lender shall ever receive anything of value deemed interest by applicable law which would exceed interest at the highest lawful rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Note, and the obligations owing under this Loan Agreement and the Stock Pledge and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note and the obligations owing under this Loan Agreement and the Stock Pledge, such excess shall be refunded to Borrower. All fees, charges, goods, things in action or any other sums or things of value (collectively, referred to as the "Additional Sums") paid or payable by Borrower, whether pursuant to the Note, this Loan Agreement or the Stock Pledge or any other document or instrument in any way pertaining to the Loan which, under the laws of the State of Arizona may be deemed to be interest with respect to the Loan shall, for the purpose of any laws of the State of Arizona which may limit the maximum amount of interest to be charged with respect to the Loan, be payable by Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and contracted for rate of interest shall be deemed to be increased by the Additional Sums.


                                    Page -3-

              ARTICLE 3- REPRESENTATIONS AND WARRANTIES OF BORROWER

     Borrower hereby represents and warrants to Lender as follows, which representations will remain effective until payment in full of all amounts owing under the Loan:

3.1  Organization:  Existence.  Borrower  is  a  corporation,  duly  organized,
     ------------------------
     validly existing and in good standing under the laws of the State of Nevada.

3.2  Authority.  Borrower  has the power  and  authority  to execute and deliver
     ---------
     this Agreement, the Note, the Stock Pledge and all other documents and instruments required hereunder to be executed by Borrower and to comply with the terms hereof and thereof. All of such documents have been duly authorized, executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

3.3  Loan  Fee.  Borrower  has,  and  will  have,  the authority to -deliver the
     ---------
     Loan Fee upon the Closing.

3.4  Pledged Collateral.  Borrower  has,  and will have, the authority to pledge
     ------------------
     the Pledged Collateral, free of any liens and encumbrances. The Pledged Collateral shall be fully paid and non-accessible upon the Closing.

3.5  No  Violation.  To  the  best  of  its  knowledge  after  diligent inquiry,
     -------------
     Borrower is not in violation of any agreement or instrument to which it is a party or to which any of its property is subject or of any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to Borrower. Neither the entry into nor the performance of this Agreement, the Note, the Stock Pledge or any other instrument executed by Borrower pursuant hereto or thereto will result in any violation of, or be in conflict with, or result in the creation of any lien or encumbrance (other than those contemplated in this Agreement) upon any of the properties or assets of Borrower pursuant to, or constitute a default under, any indenture, contract, agreement, or instrument to which Borrower is a party or to which any of its property is subject or constitute a violation of any permit, judgment, decree, order, statute, rule or regulation applicable to Borrower.

3.6  Actions.  There  is  no  action,  proceeding  or  investigation  pending or
     -------
     threatened (or any basis therefor) which questions, directly or indirectly, the validity of this Agreement, the Note, the Stock Pledge or any other document pertaining to the Loan or any action taken or to be taken pursuant hereto or thereto, or which affects Borrower or the Pledged Collateral.

3.7  Statements.  Neither  this  Agreement,  nor  any  document,  certificate or
     ----------
     statement furnished to Lender in connection with the Loan, Borrower or the Pledged Collateral, whether or not referred to herein, contains any material misrepresentation or omits to state a material fact.


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
3.8  Governmental  Regulations.  Borrower  is  not  subject  to regulation under
     -------------------------
     the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed.

3.9  Securities  Activities.  Borrower  is  not  engaged  principally  or
     ----------------------
     significantly in the business of extending credit for the purpose of purchasing or carrying any "Margin Stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System in effect from time to time) and not more than twenty-five percent (25%) of the value of Borrower's assets consists of such Margin Stock. No part of the proceeds of the Loan will be used to purchase or carry any Margin Stock or for any other purpose that violates the provisions of Regulations U or X of the Board of Governors of the Federal Reserve System.

                   ARTICLE 4- CONDITIONS PRECEDENT TO THE LOAN

     Lender's obligation to make the Loan to Borrower is conditioned upon each Of the following occurring prior to May 25, 1999 (the "Closing"):

4.1  Loan Documents. Borrower shall have executed and delivered to Lender the
     --------------
     Note, the Stock Pledge and this Agreement.  The documents described in this
     Section 4.1 together with the other documents executed and delivered for the benefit of Lender in connection with the Loan, are herein called the "Loan Documents."

4.2  Authorizing  Documents.  Borrower  shall  have  delivered  to Lender and
     ----------------------
     Lender shall have approved copies of all necessary actions taken by Borrower to authorize the execution, delivery and performance by Borrower of this Agreement, the Note, the Stock Pledge and all other Loan Documents.

4.3  Compliance  With  Loan  Documents.  All  of  the  representations  and
     ---------------------------------
     warranties of Borrower in Article 3 above shall be true and correct, and Borrower shall be in compliance with all applicable covenants set forth in
     Article 6 below. All documents and materials required by Lender shall be satisfactory in form and substance to Lender and its counsel.

                             ARTICLE 5- DISBURSEMENT

5.1  Disbursement.  Upon  compliance  by  Borrower  with all of the terms and
     ------------
     conditions of this Agreement, and so long as no Event of Default, or event has occurred or state of facts exist which with notice or lapse of time or both, would become an Event of Default, Lender will advance the proceeds of the Loan upon the Closing in accordance with wiring instructions provided by Borrower.

5.2  Conditions  Solely for the Benefit of Lender.  All  conditions  of Lender's
     --------------------------------------------
     obligation to make the Loan are solely for the benefit of Lender, its successors and assigns. No other person shall have standing to require satisfaction of any condition, and no other person shall be deemed a beneficiary of any condition or have any right to rely on any determination made by Lender, any and all of which may be freely waived in whole or in part by Lender in Lender's sole discretion.


                                    Page -5-

                        ARTICLE 6- COVENANTS OF BORROWER

     In addition to the covenants contained elsewhere in this Agreement and in the other Loan Documents, Borrower agrees as follows:

6.1  Inspection:  Books  and  Records.  Borrower  shall  keep,  at its principal
     --------------------------------
     place of business, the records, books of accounting and all other documents, reports and papers relating to the Pledged Collateral. Lender, or any agent of Lender, shall be entitled, at any reasonable time, to inspect all records relating thereto, and the books and other financial records of Borrower and Borrower shall cooperate with Lender or such agent in enabling Lender to accomplish such inspection and permit Lender or such agent to make such copies as Lender or such agent may request. This authority is for Lender's protection only and Lender shall not be deemed to have assumed any responsibility to Borrower or any third party as a result of any such action.

6.2  Title  Exceptions.  Borrower  shall  not  create any  liens or encumbrances
     -----------------
     upon the Pledged Collateral without the prior written consent of Lender.

6.3  Lenders Expenses.  Subject to  the further  provisions of this Section 6.3,
     ---------------
     Borrower shall pay all reasonable expenses, if any, directly or indirectly incurred in connection with the Loan and its documentation and closing (the "Loan Costs"). Notwithstanding the foregoing, Borrower's liability to pay the Loan Costs shall not exceed $2,000.

6.4  Further  Assurances.  Borrower  will,  at  the  request of Lender, execute,
     -------------------
     deliver and furnish such documents or take such further action as Lender may deem necessary or desirable to evidence the Loan, perfect the security therefor, or otherwise carry out the terms of the Agreement and any of the other documents delivered to Lender in connection herewith.

6.5  No  Further  Liens.  All  common  stock subject to the lien of the security
     ------------------
     interest granted to Lender in the Stock Pledge shall be fully paid for by Borrower and no security interest, lien or other encumbrance, other than that granted to Lender shall exist thereon.

6.6  Removal  of  Liens.  If  at  any  time  an  encumbrance,  lien or charge is
     ------------------
     placed or claimed upon the Pledged Collateral, Borrower shall satisfy and remove such encumbrance, lien or charge by bonding or by other method satisfactory to Lender. In addition to all other rights and remedies of Lender referred to in this Agreement, if such encumbrance, lien or charge is not removed within thirty (30) days, Lender, at its sole discretion, may pay off the same and Borrower shall reimburse Lender within five (5) days of Lender's demand for payment.


                                    Page -6-

6.7  No  Transfer or Further Encumbrance.  So  long  as any amount or obligation
     -----------------------------------
     is outstanding by Borrower to Lender under any of the Loan Documents, Borrower will not, without the prior written consent of Lender:

     a.   Further  Encumbrance.  Create,  incur,  assume,  permit or suffer to
          --------------------
          exist, after knowledge of the existence thereof, pledge, lien, hypothecation, charge (fixed or floating), security interest or other encumbrance whatsoever on the Pledged Collateral except the encumbrance created by and permitted by the Stock Pledge; or

     b.   Transfer  of  Property.  Sell,  convey,  or  otherwise  transfer  the
          ----------------------
          Pledged Collateral or any portion thereof without the prior written consent of Lender.

                        ARTICLE  7-  DEFAULTS  BY  BORROWER

7.1  Defaults by Borrower.  The  occurrence  of any one or more of the following
     --------------------
     shall  constitute  an  "Event  of  Default":

     a. Failure to make any payment when due in accordance with the terms of the Note, the Stock Pledge, this Loan Agreement or any other document executed in connection with the Note, which failure is not cured within five (5) days after written notice thereof by Lender to Borrower;

     b. Failure to perform any of the other terms, covenants and conditions in the Note, the Stock Pledge, this Loan Agreement or any other instrument now or hereafter constituting additional security for the Loan and after expiration often (10) days from the giving of notice of such failure by Lender to Borrower without such failure having been cured, unless such failure is of a nature which cannot reasonably be cured within ten (10) days (which determination shall be made by Lender in its sole discretion), in which event, the failure to immediately commence to. cure such failure and thereafter diligently pursue such cure to completion within a reasonable period of time not to exceed, however, twenty (20) days after written notice thereof by Lender to Borrower, it being understood and agreed that Lender may undertake any action permitted under this Loan Agreement or the Stock Pledge, during the foregoing cure period if such action is deemed to be reasonably necessary to protect or preserve any portion of the Pledged Collateral; provided, however, that no notice and opportunity to cure any such failure shall be required if in the sole discretion of Lender the failure is of a nature which cannot be cured;

     c. Breach of any warranties or representations made by Borrower to Lender, including without limitation, those representations and warranties contained herein or in the Stock Pledge, which breach is not cured within ten (10) days from the giving of notice of such breach by Lender to Borrower, unless such breach is of a nature which cannot reasonably be cured within ten (10) days (which determination shall be made by Lender in its sole discretion), in which event, the


                                    Page -7-
          failure by Borrower to immediately commence to cure such breach and thereafter diligently pursue such cure to completion within a reasonable period of time not to exceed, however, twenty (20) days after written notice thereof by Lender to Borrower, it begin understood that Lender may undertake any action permitted under this Loan Agreement or the Stock Pledge, during the foregoing cure period if such action is deemed to be reasonably necessary to protect or preserve any portion of the Pledged Collateral; provided, however, that no notice and opportunity to cure any such breach shall be required if, in the sole discretion of Lender, the failure is of a nature which cannot be cured;

     d. Institution of foreclosure or other proceedings to enforce any subordinate security interest or other lien or encumbrance of any kind upon the Pledged Collateral or any portion thereof,

     e. The occurrence of any of the events described in Section 6.7 without Borrower obtaining the prior written consent of Lender;

     f. The occurrence of an Event of Default under the Note, the Stock Pledge, this Loan Agreement or any other agreement given by Borrower to Lender for the purpose of further securing any indebtedness or obligation secured by the Stock Pledge; or

     g.   Should Borrower or any successors or assigns thereof:

          i. File a petition under any chapter of the Federal Bankruptcy Code or any similar law, state of federal, whether now or hereafter existing; or

          ii. In any involuntary bankruptcy action commenced against it: (1) file an answer admitting that it is generally not paying its debts as such debts become due, (2) fail to obtain a dismissal of such action within forty-five (45) days of its commencement, (3) convert the action from one chapter of the Federal Bankruptcy Code to another chapter of the Federal Bankruptcy Code, or (4) be the subject of an order for relief in such bankruptcy action; or

          iii. Have a "custodian", as that term is defined in the Federal Bankruptcy Code, appointed for it, or have any court take jurisdiction of its property, or substantially all thereof, in any voluntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation, if such custodian shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal with forty-five (45) days of the appointment; or

          iv.  Make an assignment for the benefit of its creditors; or


                                    Page -8-

          v. Consent to the appointment of a "custodian", as that term is defined in the Federal Bankruptcy Code, of all of its property or substantially all thereof.

7.2  Remedies.  Upon  the occurrence of any Event of Default, Lender shall be
     --------
     entitled to declare the Note immediately due and payable and exercise all other remedies provided to Lender under the Stock Pledge or any other document or assignment evidencing or securing the Loan or otherwise available at law, in equity, by statute or set forth herein, including, without limitation, the appointment of a receiver or the institution of a suit in equity or other appropriate proceedings for specific performance or an injunction against a violation of this Loan Agreement or the Stock Pledge. All such remedies shall be cumulative and the election of one shall not be exclusive of any other remedy.

                       ARTICLE 8- MISCELLANEOUS PROVISIONS

8.1  Notice.  Any  notice  given  hereunder  shall  be  given  in  the manner
     ------
     prescribed in the Stock Pledge.

8.2  No  Assignment.  Borrower  shall  not  assign  any of its rights under this
     --------------
     Agreement without the prior written consent of Lender and any purported assignment in violation of this Section without such prior written consent shall be void.

8.3  Time.  Time  is  of  the  essence  hereunder.
     ----

8.4  Headings.  The  captions  and  headings  of  various  sections  of  this
     --------
     Agreement are for convenience only and are not to be considered as defining and limiting in any way the scope or intent of the provisions hereof.

8.5  Successors.  This  Agreement  shall  be binding upon and shall inure to the
     ----------
     benefit of all successors and permitted assigns of the parties.

8.6  No Partnership:  Indemnity.  Lender  shall not be deemed to be a partner or
     --------------------------
     joint venturer with Borrower in connection with the Loan or any action taken under this Agreement and Borrower shall indemnify, hold Lender harmless and defend Lender for, from and against any and all loss, cost, damage, expense or liability, including reasonable attorneys' fees, arising out of or resulting from their relationship. The provisions of this Section shall survive the repayment of the Loan.

8.7  Effectiveness.  This  Agreement  shall continue in full force and effect so
     -------------
     long as Borrower remains obligated to Lender under this Agreement, the Note, the Stock Pledge or the other Loan Documents.

8.8  No  Waiver.  No  failure  on  Lender's  part  at  any  time  to require the
     ----------
     performance by Borrower of any term of this Agreement shall in any way affect Lender's rights to subsequently enforce such term, nor shall any


                                    Page -9-
     omission on Lender's part to notify Borrower of any event which with notice or the passage of time or both would constitute an Event of Default be construed as a waiver of such Event of Default or any right or remedy of Lender, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof.

8.9  Governing  Law.  This  Agreement  shall  be  interpreted and enforced under
     --------------
     the laws of the State of Arizona. Borrower consents to the personal jurisdiction of the appropriate state or federal court located in Phoenix, Arizona.

8.10 Waiver  of Right to Trial by Jury.  To  facilitate  each  party's desire to
     ----------------------------------
     resolve disputes in an efficient and economical manner, each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other Loan Document, or (ii) in any connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other Loan Document, or the transactions related -hereto or thereto, in each case whether now existing or hereafter arising, and whether arising in contract or tort or otherwise. Each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

8.11 Complete Agreement.  The  parties  hereto  hereby represent and acknowledge
     ------------------
     that the Loan Documents are fully integrated and contain the complete understanding and agreements of the parties with respect to the Loan and all matters relative thereto and accurately reflect the intentions of the parties. All prior agreements, negotiations, drafts and other extrinsic communications relating thereto have been incorporated into or are superseded by the terms of the Loan Documents and have no further significance or evidentiary effect.

8.12 Counterparts.  This  Agreement  may  be  executed  in  one  or  more
     ------------
     counterparts, each of which together shall constitute one and the same instrument.

8.13 Attorneys'  Fees.  In the event that an attorney be employed or expense
     ----------------
     be incurred to compel payment of the Loan or any portion thereof or in connection with any default hereunder or under the Note or Stock Pledge, whether or not any action or proceeding is commenced by Lender, Borrower promises to pay all such expenses and attorneys' fees, including but not limited to, attorneys' fees incurred in any bankruptcy (including, without limitation, any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or nonjudicial foreclosure proceedings.



                                    Page -10-

8.14 Interpretation.  In  this  Agreement  and  the  other  Loan  Documents,
     --------------
     whenever the context so requires, the masculine gender includes the feminine and/or neuter and the neuter includes the feminine and/or masculine and the singular number includes the plural. In this Agreement and the other Loan Documents, the use of the word "or" is not exclusive and the use of the word "including" shall not be deemed to limit the generality of the term or clause to which it has reference, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar impact) is used with reference thereto.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Loan Agreement as of the date first above written.

                                                  BORROWER:

                                                  RIGL  CORPORATION,  a  Nevada
                                                  corporation

                                                  By:  /s/  Kevin Jones
                                                     ---------------------------
                                                       Kevin Jones

                                                  Its: President

                                                  LENDER



                                                  /s/  Joseph  Van  Sickle
                                                  ------------------------------
                                                       Joseph  Van  Sickle



                                                  /s/  Helen  Van  Sickle
                                                  ------------------------------
                                                       Helen  Van  Sickle


                                    Page -11-

                             STOCK PLEDGE AGREEMENT

     This STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of May 25th, 1999, by and between RIGL CORPORATION, a Nevada corporation having an office at 4840
E. Jasmine Street, Suite 105, Mesa, Arizona 85205 (the "Pledgor"), and JOSEPH and HELEN VAN SICKLE whose address is 664 Ocean Road, Vero Beach, Florida 32963 ("Pledgee").

                                   WITNESSETH:

     WHEREAS, the Pledgor is the record and beneficial owner of the shares of common stock (the "Pledged Shares") of RIGL Corporation, a Nevada corporation publicly traded on the OTC Bulletin Board under the Trading Symbol "RIGN", described in Schedule 1 hereto; and

     WHEREAS, the Pledgor and Pledgee have entered into a Loan Agreement, dated as of even date herewith, (as at any time amended, modified or supplemented, the "Loan Agreement"), pursuant to which Pledgee has made or agreed to make a loan to Pledgor in the amount of $2,000,000; and

     WHEREAS, as a condition precedent to the making of the loan under the Loan Agreement and as security for all of the obligations of the Pledgor under the Loan Agreement, Pledgee has required that the Pledgor shall have executed and delivered this Stock Pledge Agreement and granted the security interest contemplated hereby; and

     NOW, THEREFORE, in consideration of the premises and in order to induce Pledgee to make the loan under the Loan Agreement, it is agreed as follows:

1.   Definitions.  Capitalized  terms  used in this Stock Pledge Agreement shall
     -----------
     have (unless otherwise provided elsewhere in this Stock Pledge Agreement) the following respective meanings when used herein.

     "Agreement" shall mean this Stock Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, as the same may be in effect at the time such reference becomes operative.

     "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

     "Event of Default" shall have the meaning assigned to such term in the Loan Agreement.

     "Pledged  Collateral"  shall  have the  meaning  assigned  to such  term in
     Section 2 hereof.

     "Secured Indebtedness" shall mean all liabilities and obligations under, and as defined in' the Loan Agreement, of Pledgor to Pledgee or any assignees, indorsee or transferee of Pledgee.

     Capitalized terms used herein which are defined in the Loan Agreement shall have the meanings assigned to such terms therein, unless the context otherwise requires or unless otherwise defined herein.

2.   Pledge.  The  Pledgor  hereby  pledges  to  Pledgee and grants to Pledgee a
     ------
     first priority security interest in the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares (the "Pledged Collateral").

3.   Security  for  Obligations.  This  Agreement  secures,  and  the  Pledged
     --------------------------
     Collateral is security for the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Secured Indebtedness.

4.   Delivery  of  Pledged  Collateral.  All  certificates  representing  or
     ---------------------------------
     evidencing the Pledged Shares shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. From and after the occurrence of an Event of Default, Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Shares. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

5.   Representations  and  Warranties.  The Pledgor represents and warrants to
     --------------------------------
     Pledgee  that:

     a. As of the date hereof, the Pledgor is, and at the time of delivery of the Pledged Shares to Pledgee pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any lien thereon or affecting the title thereto except for the lien created by this Agreement;

     b. All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

     c. The Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Pledgee as provided herein;

     d. None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject (except that no representation is made hereunder as to transfers made by Pledgor);

     e. No consent, approval, authorization or other order of any person or entity is required for the execution and delivery of this Agreement or the delivery of the Pledged Collateral to Pledgee as provided herein which has not been obtained;

     f. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral, and the proceeds thereof, securing the payment of the Secured Indebtedness;

     g. This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation 6f the Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles; and

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

6.   Covenants.  The  Pledgor  covenants  and  agrees that until the Termination
     ---------
     Date:

     a. Without the prior written consent of Pledgee, it will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a lien in any therein except as otherwise permitted by the Loan Agreement;

     b. The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as Pledgee from time to time may request in order to ensure to Pledgee the benefits of the liens in and to the Pledged Collateral intended to be created by this Agreement; and

     c. The Pledgor has and will defend the title to the Pledged Collateral and the liens of Pledgee thereon against the claim of any person or entity and will maintain and preserve such liens until the Termination Date.

7.   Pledgor's  Rights.  As  long  as  no Default or Event of Default shall have
     -----------------
     occurred and be continuing and until written notice shall be given to the Pledgor in accordance with Section 8(a) hereof,

     a. The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement and the Loan Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Pledgee in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent permitted by the Loan Agreement),

          i.   The dissolution or liquidation, in whole or in part, of Pledgor;

          ii. The consolidation or merger of Pledgor with any other person or entity;

          iii. The sale, disposition or encumbrance of all or substantially all of the assets of the Pledgor;

          iv. Any change in the authorized number of shares, the stated capital or the authorized share capital of Pledgor, or

          v. The alteration of the voting rights with respect to the stock of Pledgor;

     b.
          i. The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Loan Agreement, other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial (except as permitted in the Loan Agreement) or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such dividends shall remain subject to the lien created by this Agreement; and

          ii. All dividends (other than such cash dividends as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if recovered by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

8.   Defaults  and  Remedies.
     -----------------------

     a. Upon the occurrence of an Event ~f Default and during the continuation of such Event of Default, then or at any time after such declaration (provided that such declaration is not rescinded by Pledgee) and following written notice to the Pledgor, Pledgee (personally or through an agent) is hereby authorized and empowered at its election, to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exercise the voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after seven days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Pledgee were the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing Pledgee as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so; provided, however, Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Pledgee's place of business, or at any public building in the City of Vero Beach to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and Pledgee may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

     b. If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to. discharge in full all the Secured Indebtedness, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Pledgee, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Indebtedness, Pledgee may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time or previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after seven days' notice to the Pledgor.

     c. In the event of any sale hereunder Pledgee shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of such sale to the payment or reduction, either in whole or in part, of the Secured Indebtedness in accordance with the Loan Agreement, returning the surplus, if any, to the Pledgor.

     d. If, at any time when Pledgee in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Collateral hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause Pledgor to:

          i. Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Collateral and use its best efforts to cause such registration statement to become and remain effective.

          ii. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Collateral covered by such registration statement whenever Pledgee shall desire to sell or otherwise dispose of the Pledged Collateral.

          iii. Furnish to Pledgee such numbers of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Pledgee may request in order to facilitate the public sale or other disposition of the Pledged Collateral by Pledgee.

          iv.  Use  its  best   efforts  to  register  or  qualify  the  Pledged
               Collateral covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as Pledgee shall request, and do such other reasonable acts and things as may be required of it to enable
               Pledgee to consummate the public sale or other disposition in such jurisdictions of the Pledged Collateral by Pledgee.

          v. Furnish, at the request of Pledgee, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such shares of the Pledged Collateral becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to Pledgee, stating that such registration statement has become effective under the Act and that (1) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, (2) the registration statement, the related prospectus, and each amendment or supplement there, comply as to form in all material respects with the requirements of the act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein), (3) such counsel has no reason to believe that either the registration statement or the prospectus, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading, (4) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown, and (5) such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed or incorporated by reference as required; and (B) a letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Collateral is not being sold through underwriters, then to Pledgee, stating that they are independent certified public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements and other financial data of such registrant included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Pledgee may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Pledgee may reasonably request.

          vi. Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     e. All expenses incurred in complying with Section 8(d) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Pledgee, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by the Pledgor, except that the Pledgor shall not be liable for any discounts or commissions to any underwriter or any fees of disbursements of counsel for any underwriter in respect of the securities sold by Pledgee.

     f. If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its discretion (a) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (B) may approach and negotiate with a single possible purchaser to effect such sale, and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Pledgee shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any person or entity permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that person's or entity's access to financial information about the Pledgor and such person's or entity's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Pledgee may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Code and other laws affecting the enforcement of creditors' tights and the Act and all applicable state securities laws.

     g. The Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (f), Pledgee may, in its discretion, elect to register any or all the Pledged Collateral under the Act (or any applicable state securities law) in accordance with its rights hereunder. The Pledgor, however, recognizes that Pledgee may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

     h. The Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more of such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its tights as against the Pledgor in any respect.

     i. The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Pledgee, that Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Indebtedness is not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Pledgee by reason of a breach of any of such covenants and, consequently, agrees that, if Pledgee shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral on the date Pledgee shall demand compliance with this Section 8. and
          (ii) the amount required to pay in full the obligations described in paragraphs (a) and (b) of Section 9 below on such date.

9.   Application  of  Proceeds. Any cash held by Pledgee as Pledged Collateral
     -------------------------
     and all cash proceeds received by Pledgee in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by Pledgee as follows:

     a. First, to the payment of the costs and expenses of such sale, including reasonable compensation to Pledgee and its agent and counsel, and all expenses, liabilities and advances made or incurred by Pledgee in connection therewith; and

     b. Next, to the payment of the Secured Indebtedness, all in accordance with the terms and provisions of the Loan Agreement, and

     c. Finally, after payment in full of all Secured Indebtedness, to the payment to the Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

10.  Waiver. No delay on the part of Pledgee in exercising any power of sale,
     ------
     lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof~ or limit or impair Pledgee's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against the Pledgor in any respect.

11.  Assignment.  Pledgee  may  assign,  indorse  or  transfer  any  instrument
     ----------
     evidencing all or any part of the Secured Indebtedness as provided in, and in accordance with, the Loan Agreement and the holder of such instrument shall be entitled to the benefits of this Agreement.

12.  Termination.  Immediately  following  the  payment  of  all  Secured
     -----------
     Indebtedness, Pledgee shall deliver to the Pledgor the Pledged Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

13.  Lien  Absolute.  All  rights  of  Pledgee hereunder, and all obligations of
     --------------
     the Pledgor hereunder, shall be absolute and unconditional irrespective of:

     a. Any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument governing or evidencing any other Secured Indebtedness;

     b. Any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Loan Agreement or any other agreement or instrument governing or evidencing any other Secured Indebtedness;

     c. Any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Indebtedness; or

     d. Any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

14.  Release.  The  Pledgor consents and agrees that Pledgee may at any time,
     --------

     or from time to time, in its discretion (a) renew, extend or change the time or payment, and/or the manner, place or terms of payment of all or any part of the Secured Indebtedness and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part(s) thereof, by whomsoever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Secured Indebtedness; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Indebtedness may, at any time(s) exceed the aggregate principal amount thereof set forth in the Loan Agreement. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Indebtedness, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. Not act or omission of any kind on Pledgee's part shall in any event affect or impair this Agreement.

15.  Indemnification.  The  Pledgor  agrees  to  indemnify  and  hold  Pledgee
     ---------------
     harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by Pledgee, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, the Pledgor agrees to pay to Pledgee all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees expenses and disbursements, including registration costs under the Act (or similar statute) and the reasonable fees of Pledgee's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by Pledgee of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of the Pledgor under this
     Section 15 shall survive until payment and discharge in full of the Loan.

16.  Reinstatement.  This  Agreement  shall  remain in full force and effect and
     -------------
     continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Indebtedness, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

17.  Miscellaneous.
     -------------

     a.   The  Pledgor   agrees  to  promptly   reimburse   Pledgee  for  actual
          out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Pledgee in connection with the administration and enforcement of this Agreement.

     b. Neither Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

     c. This Agreement shall be binding upon the Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, and assigns, and shall be governed by, and construed and enforced in accordance with, the internal laws in effect in the State of Arizona without giving effect to principles of choice of law, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and the Pledgor.

18.  Severability.  If  for  any  reason  any provision or provisions hereof are
     ------------
     determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

19.  Notices.  Except  as  otherwise  provided  herein,  whenever it is provided
     -------
     herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other, or whenever either of the parties desires to give or serve upon the other communication with 1~espect to this Agreement, each such notice, demand request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     a.   If to Pledgee, at:

          Joseph  and  Helen  Van  Sickle
          664  Ocean  Road
          Vero  Beach,  Florida  32963

          With  copies  to:

          Collins,  Brown,  Caldwell,  Barkett  &  Garavaglia
          756  Beachland  Blvd.
          Vero  Beach,  Florida  32963
          Attention:     George  G.  Collins,  Jr.,  Esq.
          Fax:     (561)  234-5213

     b.   If to Pledgor, at:

          RIGL  Corporation
          4840  E.  Jasmine  Street,  Suite  105
          Mesa,  Arizona  85205
          Attention:     William  D.  O'Neal,  Esq.
          Fax:     (480)  654-9727

          Or at such other address as may be substituted by notice given as herein provided.

          The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

20.  Section  Titles.  The Section titles contained in this Agreement are and
     ---------------
     shall be without substantive meaning or content, of any kind whatsoever and are not a part of the agreement between the parties hereto.

21.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
     ------------
     counterparts, which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, the patties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first written above.

                                                   PLEDGOR:

                                                   RIGL  CORPORATION,  a  Nevada
                                                   corporation




                                                   PLEDGEE:

                                                   /s/  Joseph  Van  Sickle
                                                   -----------------------------
                                                   Joseph  Van  Sickle



                                                   /s/  Helen  Van  Sickle
                                                   -----------------------------
                                                   Helen  Van  Sickle

                                   SCHEDULE  1
                            TO STOCK PLEDGE AGREEMENT

Attached to and forming a part of that certain Stock Pledge Agreement dated as of May 25 1999, by and between RIGL CORPORATION as Pledgor and JOSEPH and HELEN
       --
VAN  SICKLE  as  Pledgee.


          Stock  Issuer:               RIGL  Corporation

          Common  Stock                Class  of  Stock:

          Stock Certificate No.:       2481

          No.  of  Shares:             2.5  Million

                                 PROMISSORY NOTE

PRINCIPAL  SUM:        $2,000,000                           DATE: May 25, 1999

INTEREST:              8%

DUE AND PAYABLE:       November 22, 1999 (180 days)

     FOR VALUE RECEIVED, the undersigned RIGL CORPORATION, a Nevada corporation ("Make?'), promises to pay to the order of JOSEPH and HELEN VAN SICKLE ("Holder") whose address is 664 Ocean Road, Vero Beach, Florida 32963, or at such other place as the Holder hereof may from time to time designate in writing, the principal sum of TWO MILLION DOLLARS ($2,000,000) plus interest calculated at a rate of Eight Percent (8%) annually from the date hereof on the principal balance from time to time outstanding as hereinafter provided: principal, interest and other sums payable hereunder to be paid in lawful money of the United States of America in monthly installments equal to that amount charged to Holders' account at Soloman Smith Barney commencing July 1, 1999 and upon the first day of each month thereafter for the following four (4) months with the remaining outstanding balance plus accrued interest to be paid no later than 180 days from date of this Note. As additional consideration, upon the execution of this Note, Maker shall deliver to Holder 1,000,000 restricted common shares of RIGL Corporation validly issued, fully paid and non-accessible, evidenced by a certificate(s) in the name of Holder or their designee.

     The term Holder shall refer to the original Holder and upon transfer, to any and all subsequent holders of this Note.

     Maker agrees to an effective date of interest that is the rate stated above plus and additional rate of interest resulting from any other charges in the nature of interest paid or to be paid in connection with this Note. All fees, charges, goods and things in action or any other sums or things of value other that the interest resulting from the Stated Interest Rate and the Default Interest rate, as applicable, paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, shall, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction, be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from Additional Sums. Maker understands and believes that this lending transaction complies with the usury laws of the State of Arizona; however, if any interest or other charges in connection with this lending transaction are ever determined to exceed the maximum amount permitted by law, then Maker agrees that (a) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law and (b) any excess amount previously collected from Maker in connection with this lending transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to Maker.


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     All  payments  on  this  Note  shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

     Time is of the essence of this Note. At the option of Holder, (i) Holder may declare the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein if such failure continues for five (5) days after the due date; or (ii) Holder may require Maker to pay interest on the late payment at the Default Interest rate (as defined below) from the date the payment becomes due until Maker pays in full all accrued and unpaid interest due under this Note.

     Maker shall bear all costs and expenses resulting from any check made by Maker for payment hereunder which is returned "NSF", wherein the late payment provisions set forth above shall apply until all charges, accrued and unpaid interest due and owing under this Note are paid in full, plus an additional TWENTY AND NO/100THS DOLLARS ($20.00).

     After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest the rate of TWENTY PERCENT (20%) (the "Default Interest Rate"). Maker shall pay all costs and expenses, including reasonable attorney's fees and court costs, incurred in the collection or enforcement of all or any part of this Note. Such court costs and attorney's fees shall be set by the court and not by jury, shall be included in any judgment obtained by Holder.

     Maker shall have the option to prepay this Note, in full or in part, at any time without penalty.

     Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance.

     Maker, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against said debt, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of Note, (d) consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidence by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person, and (e) agree that Holder may setoff at any time any sums or property owed to any of them by Maker.


                                                                     Page 2 of 3
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     All  notices  required  or  permitted in connection with this Note shall be given  at  the  address  set  forth  above.

     The  Note  is  secured  by  a  Security  Agreement  of  even date herewith.

     This Note shall be construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

                                    MAKER:

                                    RIGL  CORPORATION
                                    4840  E.  Jasmine  Street,  Suite  105
                                    Mesa,  Arizona  85205

                                    By:  /s/  Kevin Jones
                                       ------------------------------------
                                       Kevin Jones, President


                                                                     Page 3 of 3
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